Exhibit 10.1


                          FIRST AMENDMENT TO TERM LOAN
                              AND CREDIT AGREEMENT


THIS FIRST AMENDMENT is made as of the 5th day of March, 1999, and is by and between LA CANASTA OF MINNESOTA, INC. (the "Borrower") and NORWEST BANK MINNESOTA, NATIONAL ASSSOCIATION (the "Bank").

BACKGROUND

The Borrower and the Bank entered into a Term Loan and Credit Agreement dated June 24, 1998 (the "Agreement"), pursuant to which the Bank extended to the Borrower a (i) a $1,200,000.00 conditional revolving line of credit; and (ii) a $1,293,352.84 term loan.

The Borrower has requested the Bank allow the Borrower to incur certain purchase money indebtedness and grant a security interest in or lien on the property it purchases to secure said purchase money indebtedness. The Bank is willing to grant the Borrower's request, subject to the terms and conditions of this First Amendment. Capitalized terms not otherwise defined in this First Amendment shall have the meaning ascribed in the Agreement.

In consideration of the premises, the Bank and the Borrower agree that the Agreement is hereby amended as follows:

1. Section 1.6 of the Agreement is hereby deleted in its entirety and restated as follows:

         "1.6 "Borrowed Money" shall mean funds obtained by incurring contractual indebtedness, but shall not include (i) trade accounts payable; (ii) money borrowed from the Bank; or (iii) purchase money indebtedness (including capitalized leases) for business purposes which does not exceed a total principal amount of $1,500,000.00."

2. Section 1.19 of the Agreement is hereby amended by inserting the following as new subsection D immediately after subsection C:

         "D. Liens which secure purchase money indebtedness allowed under this Agreement."

3. The Borrower hereby represents and warrants to the Bank as follows:

              A. The Agreement, as amended by this First Amendment, constitutes valid, legal and binding obligations owed by the Borrower to the Bank, subject to no counterclaim, defense, offset, abatement or recoupment.
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              B.    As of the date first written above, (i) all of the
                    representations and warranties contained in the Agreement are true, and (ii) there exists no event of default described in the Agreement, nor does there exist any event which, with the giving of notice or the passage of time, or both, could become such an event of default.

              C. The execution, delivery and performance of this First Amendment by the Borrower are within its corporate powers, have been duly authorized, and are not in contravention of law or the terms of the Borrower's Articles of Incorporation or By-laws, or of any undertaking to which the Borrower is a party or by which it is bound.

              D. The audited financial statements of the Borrower dated September 30, 1998, and the unaudited interim financial statements of the Borrower dated December 31, 1998, fairly represent the financial condition of the Borrower as of said respective dates, and have been prepared in accordance with generally accepted accounting principles consistently applied, and there have been no materially adverse changes in the financial condition of the Borrower since
                    December 31, 1998.

4. Except as expressly modified by this First Amendment, the Agreement remains unchanged and in full force and effect.

IN WITNESS WHEREOF, the Borrower and the Bank have executed this First Amendment on the date first written above.

LA CANASTA OF                       NORWEST BANK MINNESOTA,
   MINNESOTA, INC.                     NATIONAL ASSOCIATION

By: /s/ A. Merrill Ayers            By:  /s/ Paul G. Rebholz

Its: Senior Vice President          Its: Vice President

                                 ACKNOWLEDGMENT

Sparta Foods, Inc. hereby consents to the foregoing First Amendment and acknowledges that its guaranty dated June 24, 1998 remains in full force and effect.

March 5, 1999                       SPARTA FOODS, INC.


                                    By:  /s/ A. Merrill Ayers
                                    Its: Senior Vice President